                                                                    EXHIBIT 99.5

                                   AT&T CORP.

                       OFFER TO EXCHANGE 1.176 SHARES OF
                       AT&T WIRELESS GROUP TRACKING STOCK
                      FOR EACH SHARE OF AT&T COMMON STOCK
                             UP TO AN AGGREGATE OF

                    427,736,486 SHARES OF AT&T COMMON STOCK

To Brokers, Securities Dealers, Commercial Banks, Trust Companies and Other
Nominees:

     AT&T Corp. ("AT&T") is offering, upon the terms and subject to the conditions set forth in the enclosed Offering Circular/Prospectus dated April 18, 2001 (the "Offering Circular/Prospectus") and the enclosed Letter of Transmittal (the "Letter of Transmittal" and, together with the Offering Circular/Prospectus, the "Exchange Offer"), to exchange 1.176 shares of AT&T Wireless Group tracking stock for each share of AT&T common stock validly tendered up to an aggregate of 427,736,486 shares of AT&T common stock validly tendered and exchanged.

     We are asking you to contact your clients for whom you hold shares of AT&T common stock registered in your name or in the name of your nominee. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients, provided that you request such reimbursement from AT&T within a reasonable period of time. AT&T will not be responsible for any stock transfer taxes payable as a result of the transaction.

     As described in the Offering Circular/Prospectus, AT&T is not conducting the exchange offer in any jurisdiction where the exchange offer would not be legal under the laws of such jurisdiction.

     AT&T will pay to a Soliciting Dealer, as defined herein, a solicitation fee of $0.75 per share, up to a maximum of 1,000 shares per tendering stockholder, for each share of AT&T common stock validly tendered and accepted for exchange pursuant to the Exchange Offer if such Soliciting Dealer has affirmatively solicited and obtained such tender, except that no solicitation fee shall be payable in connection with a tender of shares of AT&T common stock by a stockholder (a) tendering more than 10,000 shares of AT&T common stock or (b) tendering outside the United States. "Soliciting Dealer" includes (1) any broker or dealer in securities which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. or (2) any bank or trust company located in the United States. In order for a Soliciting Dealer to receive a solicitation fee with respect to the tender of shares of AT&T common stock, the Exchange Agent must have received by three NYSE trading days after the expiration date a properly completed and executed form entitled "Notice of Solicited Tenders" as attached.

     Soliciting Dealers should take care to ensure proper record-keeping to document their entitlement to any solicitation fee. AT&T and the Exchange Agent reserve the right to require additional information, if deemed by AT&T to be warranted under the circumstances.

     All questions as to the validity, form and eligibility (including time of receipt) of Notices of Solicited Tenders will be determined by AT&T in its sole and absolute discretion, which determination will be final and binding. None of AT&T, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in any Notice of Solicited Tenders or incur any liability for failure to give such notification.

     Soliciting Dealers will include any of the organizations described in clauses (1) and (2) above even when the activities of such organizations in connection with the Exchange Offer consist solely of forwarding to clients material relating to the Exchange Offer, including the Offering Circular/Prospectus and the related Letter of Transmittal, and validly tendering shares of AT&T common stock as directed by beneficial owners thereof; provided that under no circumstances shall any fee be paid to Soliciting Dealers more than once with respect to any share of AT&T common stock. No Soliciting Dealer is required to make any recommendation to holders of shares of AT&T common stock as to whether to tender or refrain from tendering in the Exchange Offer. No assumption is made, in making payment to any Soliciting Dealer, that its activities in connection with the Exchange Offer included any activities other than those described above, and for all purposes noted in all materials relating to the Exchange Offer, the term "solicit" shall be deemed to mean no more than processing shares of AT&T common stock tendered or forwarding to customers materials regarding the Exchange Offer.

     No fee shall be paid to a Soliciting Dealer with respect to shares of AT&T common stock beneficially owned by such Soliciting Dealer or with respect to any shares that are registered in the name of a Soliciting Dealer unless such shares are held by such Soliciting Dealer as nominee and are validly tendered for the benefit of a beneficial holder. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall, by reason of its solicitation of tenders in the Exchange Offer, be deemed to be the agent of AT&T, the Exchange Agent, the Dealer Manager or the Information Agent in connection with the Exchange Offer.

     Enclosed is a copy of each of the following documents:

          1. The Offering Circular/Prospectus.

          2. The Letter of Transmittal and Guide, for your use and for the information of your clients.

          3. The Notice of Guaranteed Delivery.

          4. Message from AT&T Shareowner Services to AT&T Shareholders.

          5. Information Guide for AT&T Shareholders.

          6. A form of letter which may be sent to your clients for whose account you hold shares of AT&T common stock registered in your name or the name of your nominee with space provided for obtaining the client's instructions with regard to the Exchange Offer.

     Your prompt action is requested. The Exchange Offer will expire at 5:00 p.m., New York City time, on Friday, May 25, 2001, or if extended by AT&T, the latest date and time to which it is extended (the "Expiration Date"). Shares of AT&T common stock validly tendered pursuant to the Exchange Offer may be withdrawn, subject to the procedures described in the Offering Circular/Prospectus, at any time prior to the later of (1) the Expiration Date and (2) after the expiration of 40 business days from the commencement of the Exchange Offer if AT&T has not theretofore accepted such shares for exchange.

     To participate in the Exchange Offer, certificates for shares of AT&T common stock (or evidence of a book-entry delivery into the Exchange Agent's account at The Depository Trust Company) and a duly executed and properly completed Letter of Transmittal or a manually signed facsimile thereof together with any other required documents, or an agent's message in connection with a book-entry transfer, must be delivered to the Exchange Agent in accordance with the terms and conditions of the Exchange Offer. If holders of shares of AT&T common stock wish to tender their shares, but it is impracticable for them to do so prior to the Expiration Date, a tender may be effected by following the guaranteed delivery procedures described in the Offering Circular/Prospectus at "This Exchange Offer -- Guaranteed Delivery Procedures."

     Additional information concerning the Exchange Offer and additional copies of the enclosed material may be obtained from Georgeson Shareholder Communications, Inc. (the "Information Agent") at (800) 603-1913 (toll free) in the United States or at (888) 660-6629 (toll free) elsewhere.

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

                          NOTICE OF SOLICITED TENDERS

     ALL NOTICES OF SOLICITED TENDERS SHOULD BE RETURNED TO THE EXCHANGE AGENT WITHIN THREE NYSE TRADING DAYS AFTER THE EXPIRATION DATE TO THE ADDRESS SET FORTH ON THE BACK COVER OF THE OFFER. NOTICES MAY BE DELIVERED BY FACSIMILE TO THE EXCHANGE AGENT AT (781) 380-3388 (CONFIRM RECEIPT BY TELEPHONE (781) 843-1833 EXT. 0).

               BENEFICIAL OWNERS QUALIFIED FOR ODD-LOT TREATMENT

-----------------------------------------------------------------------------------------------------------
     DTC PARTICIPANT               VOI TICKET                 VOI TICKET              NUMBER OF SHARES
          NUMBER                     NUMBER                     TOTAL              REQUESTED FOR PAYMENT
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

--------------------------  --------------------------
     DTC PARTICIPANT           NUMBER OF BENEFICIAL
          NUMBER              OWNER(S) REPRESENTED*
--------------------------  --------------------------
---------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
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

                   BENEFICIAL OWNERS OF 1,000 OR LESS SHARES

-----------------------------------------------------------------------------------------------------------
     DTC PARTICIPANT               VOI TICKET                 VOI TICKET              NUMBER OF SHARES
          NUMBER                     NUMBER                     TOTAL              REQUESTED FOR PAYMENT
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

--------------------------  --------------------------
     DTC PARTICIPANT           NUMBER OF BENEFICIAL
          NUMBER              OWNER(S) REPRESENTED*
--------------------------  --------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
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

    BENEFICIAL OWNERS OF GREATER THAN 1,000 AND NOT MORE THAN 10,000 SHARES

-----------------------------------------------------------------------------------------------------------
     DTC PARTICIPANT               VOI TICKET                 VOI TICKET              NUMBER OF SHARES
          NUMBER                     NUMBER                     TOTAL              REQUESTED FOR PAYMENT
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

--------------------------  --------------------------
     DTC PARTICIPANT           NUMBER OF BENEFICIAL
          NUMBER              OWNER(S) REPRESENTED*
--------------------------  --------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

---------------
* Use attached sheet it ticket represents more than one Beneficial Owner.

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

    BENEFICIAL OWNERS OF GREATER THAN 1,000 AND NOT MORE THAN 10,000 SHARES

                        BENEFICIAL OWNER BREAKDOWN FORM
DTC Participant Number: ________________________
VOI Ticket Number: ________________________
VOI Ticket Total: ________________________

                 ------------------------------------------------------------
                 NUMBER OF SHARES REQUESTED FOR PAYMENT PER BENEFICIAL OWNER
                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------

                 ------------------------------------------------------------
                 TOTAL
                 ------------------------------------------------------------

     The acceptance of compensation by such soliciting dealer will constitute a representation by it that: (1) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (2) it is entitled to such compensation for such solicitation under the terms and conditions of the Offering Circular/Prospectus; (3) in soliciting tenders of shares of AT&T common stock, it has used no soliciting materials other than those furnished by AT&T; and (4) it has complied with all instructions from AT&T in this letter.

Print Firm Name
------------------------------------------ Address
------------------------------------------------------

Authorized Signature
------------------------------------- City, State, Zip Code
----------------------------------------

Area Code and Telephone Number
---------------------- Attention
-----------------------------------------------------

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

                     SOLICITATION FEE PAYMENT INSTRUCTIONS

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------

                                 (Please Print)

Attention
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               (Include Zip Code)

Phone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.
--------------------------------------------------------------------------

Applicable VOI Number
------------------------------------ Number of Shares
---------------------------------------

 If solicitation fees are to be paid to another Eligible Institution(s), please complete the following:

ISSUE CHECK TO:

Firm
--------------------------------------------------------------------------------

                                 (Please Print)

Attention
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               (Include Zip Code)

Phone Number
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.
--------------------------------------------------------------------------

Applicable VOI Number
------------------------------------ Number of Shares
---------------------------------------

*NOTE: IF ADDITIONAL PAYMENT INSTRUCTIONS, PLEASE COPY AND ATTACH.

                                    Very truly yours,

                                    AT&T CORP.

     NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS AN AGENT OF AT&T, THE EXCHANGE AGENT, THE DEALER MANAGER, THE MARKETING MANAGER OR THE INFORMATION AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE EXCHANGE OFFER, EXCEPT FOR STATEMENTS EXPRESSLY MADE IN THE OFFERING CIRCULAR/ PROSPECTUS OR THE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS THERETO.

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